EXHIBIT B
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Ico Global Communicatons (Holdings) Limited a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of July 20, 2006.

Highland Crusader Offshore Partners, L.P.

By:	Highland Crusader Fund GP, L.P., its general partner
By:	Highland Crusader Fund GP, LLC, its general partner
By:	Highland Capital Management, L.P., its sole member
By:	Strand Advisors, Inc., its general partner

	By:	/s/ James Dondero

		Name:	James Dondero
		Title:	President

Highland Equity Focus Fund, L.P.

By:	Highland Equity Focus Fund GP, L.P., its general partner
By:	Highland Equity Focus GP, LLC, its general partner
By:	Highland Capital Management, L.P., its sole member
By:	Strand Advisors, Inc., its general partner

	By:	/s/ James Dondero

		Name:	James Dondero
		Title:	President

Highland Select Equity Fund, L.P.

By:	Highland Select Equity Fund GP, L.P., its general partner
By:	Highland Select Equity GP, LLC, its general partner
By:	Highland Capital Management, L.P., its sole member
By:	Strand Advisors, Inc., its general partner

	By:	/s/ James Dondero

		Name:	James Dondero
		Title:	President

Prospect Street High Income Portfolio, Inc.

By:	/s/ James Dondero

	Name:	James Dondero
	Title:	President

Highland Capital Management Services, Inc.

By:	/s/ James Dondero

	Name:	James Dondero
	Title:	President

PAMCO Cayman LTD.

By:	Highland Capital Management, L.P., its collateral manager
By:	Strand Advisors, Inc., its general partner

	By:	/s/ James Dondero

		Name:	James Dondero
		Title:	President

The Canis Minor Trust

By:	/s/ James Dondero

	Name:	James Dondero
	Title:	Trustee

The Canis Major Trust

By:	/s/ James Dondero

	Name:	James Dondero
	Title:	Trustee

Highland Capital Management, L.P.

By:	Strand Advisors, Inc., its general partner

	By:	/s/ James Dondero

		Name:	James Dondero
		Title:	President

Strand Advisors, Inc.

By:	/s/ James Dondero

	Name:	James Dondero
	Title:	President

/s/ James Dondero

James Dondero